F&G Annuities & Life Announces Executive Leadership Transitions ~ Chris Blunt to Retire as Chief Executive Officer of F&G; Continues as Director of F&G and Chief Executive Officer of Peak Altitude ~ ~ Conor Murphy Appointed Chief Executive Officer and President ~ ~ Michael Bailey Named Chief Financial Officer Effective August 3 ~ ~ Mark Wiltse Will Serve as Interim Chief Financial Officer Until August 3 ~ Des Moines, Iowa, (June 16, 2026) – F&G Annuities & Life, Inc. (NYSE: FG) (F&G or the Company), a leading provider of insurance solutions serving retail annuity and life customers and institutional clients, today announced that Chris Blunt will retire from his current role as Chief Executive Officer of F&G to focus on his roles as a Director of F&G and Chief Executive Officer of subsidiary Peak Altitude Equity, LLC (Peak Altitude). Conor Murphy, current President and Chief Financial Officer, will assume a broader role as Chief Executive Officer and President. These changes are effective June 30, 2026. Additionally, Michael Bailey will join the Company as Executive Vice President, Chief Financial Officer effective August 3, 2026, and Mark Wiltse, F&G’s Chief Accounting Officer, will serve as Interim Chief Financial Officer until August 3, 2026. Chris Blunt has served as the Chief Executive Officer of F&G since 2019, after 34 years in a variety of insurance, investment management and wealth management roles. He will continue to serve as a member of the F&G Board of Directors as well as Chief Executive Officer of Peak Altitude, the Company’s owned distribution business. Mr. Blunt will focus on leading the formal process to explore strategic alternatives for Peak Altitude to further grow the business and maximize value to F&G. Conor Murphy, F&G’s current President and Chief Financial Officer, has been appointed by the F&G Board of Directors as Chief Executive Officer and President to succeed Mr. Blunt. Mr. Murphy joined F&G in April of 2025 and has 38 years of extensive experience, including a variety of executive roles at leading insurance companies in both the U.S. and abroad. Michael Bailey will join the company as Chief Financial Officer reporting to Conor Murphy. Mr. Bailey is an experienced executive with 27 years of extensive actuarial and financial experience in the life and annuity industry, having most recently served as the Retail Chief Financial Officer of Corebridge Financial, Inc. William P. Foley, II, Chairman of F&G’s Board of Directors, said, “Chris Blunt has been a transformative leader having set and executed a diversified growth strategy that saw F&G nearly triple its assets under management since joining in 2019. Chris’ strategy focused on diversifying F&G’s products and distribution and expanding into capital light businesses including accretive flow reinsurance and the owned distribution strategy. Going forward, Chris will focus on leading the formal process to explore strategic alternatives for Peak Altitude to capture its significant growth opportunities and unlock that value for F&G’s shareholders.” Mr. Foley continued, “I am also pleased that Conor Murphy will transition to the role of CEO and President and continue to execute the strategic plan that Chris has initiated. Conor’s extensive experience across the insurance industry in both the U.S. and internationally has been evident in the impact that he has made since joining the Company last year. Importantly, F&G is at an inflection point as the business further transitions into a more fee- based, higher margin and less capital intensive business which will generate steady long-term earnings growth and future enhanced returns. We believe this will have a marked impact on the Company’s valuation over time and see Conor as the right leader as we embark on the next stage of growth and value creation for our shareholders.” Chris Blunt, current CEO, commented, “Having led F&G over the last seven years through a period of rapid growth and transformative change, I have a true appreciation for what a privilege it has been to serve this great Company, and I would like to thank our team for their extraordinary efforts. I have also valued the support of Bill Foley, the Fidelity National Financial, Inc. Board of Directors and the F&G Board of Directors. I believe now is the right time for this transition and would like to thank Conor for his partnership and counsel. Conor is a trusted and highly experienced business partner, who has made a tremendous impact since joining the Company and is well positioned to take F&G forward for future growth and success. Additionally, I would like to welcome Mike Bailey to F&G. He is an outstanding addition to the team.” Conor Murphy, current President and CFO added, “I am honored to take on this expanded role and have tremendous appreciation for everything that Chris has done to lead the Company. I look forward to continuing the momentum that we have built to drive growth in assets under management with attractive and stable liabilities. We are rapidly transforming into a more fee-based, higher margin and less capital intensive business, coupled with disciplined growth in our spread-based products. This strategic shift is expected to provide strong cash generation, deliver higher returns and create long-term shareholder value in future years.” Mr. Murphy added, “I am also very excited to have Mike Bailey join the F&G executive team. Mike is a highly accomplished executive with deep financial expertise and significant experience in the life and annuity insurance industry. He is well suited to oversee our financial management as well as helping to guide our business and strategic capital allocation as we continue to focus on delivering long-term shareholder value. I would also like to thank Mark Wiltse for stepping in as Interim CFO. Mark brings deep financial management and operational expertise to guide our strong finance organization during the transition period.” About Chris Blunt Mr. Blunt joined F&G as CEO in 2019 after 34 years in a variety of insurance, investment management and marketing roles. Prior to joining F&G, he served as Chief Executive Officer of Blackstone Insurance Solutions, after nearly 13 years at New York Life in a variety of executive leadership roles. During his tenure at New York Life, he was the President of New York Life’s $500 billion Investment Group and previously Co-President of the Insurance and Agency Group, which included the company’s U.S. Life Operations, Seguros Monterrey, and AARP Direct business. Prior to joining New York Life, Mr. Blunt spent 16 years in a variety of senior marketing and distribution roles in the investment management industry, including Chief Marketing Officer - Americas for Merrill Lynch Investment Managers and as a Managing Director and National Sales Manager for Goldman Sachs Asset Management. Mr. Blunt currently serves as Vice Chairman of the YMCA Retirement Fund and is the Chairman of LL Global (LIMRA and LOMA) Board of Directors. He received a B.A. in history from the University of Michigan and an MBA in finance from The Wharton School at the University of Pennsylvania.

About Conor Murphy Mr. Murphy has served as President and Chief Financial Officer since August 7, 2025, having previously served as Chief Financial Officer since joining F&G on April 1, 2025. Mr. Murphy has extensive industry experience having spent 38 years in financial services, including 33 years in the insurance industry. Prior to F&G, he served three years as President and CEO of Resolution Life US. Previously, Mr. Murphy spent five years as Executive Vice President and Chief Operating Officer at Brighthouse Financial (BHF) where he oversaw the company’s operations during the transition from MetLife, as well as managing the company’s life and annuity businesses including product development, pricing and underwriting. Mr. Murphy was also responsible for BHF’s strategy and finance functions and served as interim CFO. Prior to joining BHF, Mr. Murphy held multiple senior positions at MetLife over his 17 year tenure including being MetLife’s first European CFO, as well as CFO of Latin America, CFO of Investments and Head of Investor Relations. Prior to MetLife, Mr. Murphy spent seven years in the financial services practice at PwC New York where he managed significant insurance client relationships and five years at Grant Thornton in Dublin, Ireland. He is a certified public accountant and a member of the Massachusetts Society of CPAs, and a chartered accountant and a fellow of the Institute of Chartered Accountants in Ireland. He has served on a number of industry boards, including as past president of the Association of Chartered Accountants in the United States, and is a founding trustee of Cristo Rey New York High School. About Michael Bailey Mr. Bailey is an experienced executive with 27 years of extensive actuarial and financial experience in the life and annuity industry. Mr. Bailey most recently served as the Retail Chief Financial Officer of Corebridge Financial, Inc. where he was a key member of the leadership teams for their individual retirement, group retirement and life insurance businesses. As Retail Chief Financial Officer, he was responsible for financial reporting, capital and expense management, budgeting and forecasting, and reinsurance for the retail businesses. Concurrently, Mr. Bailey served as Chief Financial Officer of Corebridge Insurance Company of Bermuda, Ltd. Across his thirteen years at Corebridge / AIG, Mr. Bailey also held senior leadership positions both in the U.S. and internationally, serving as Chief Financial Officer of Global Life & Health and Chief Finance Actuary of Life Insurance and Employee Benefits. Prior to AIG, Mr. Bailey spent five years as Vice President and Actuary at MetLife, where he oversaw valuation and financial reporting for group insurance. He spent the first nine years of his career as a Consulting Actuary at Milliman, Inc. Mr. Bailey is a Fellow of the Society of Actuaries (FSA) and a Member of the American Academy of Actuaries (MAAA).

About Mark Wiltse Mr. Wiltse has served as Senior Vice President, Chief Accounting Officer since May 2020, having previously served as Vice President, Finance since joining F&G in 2016. He has more than 30 years of accounting experience in the insurance and financial services industries. Prior to F&G, Mr. Wiltse served as SVP, Chief Financial Officer at Accordia Life since 2013 where he oversaw the company’s financial management. Prior to Accordia Life, Mr. Wiltse held multiple senior finance positions at Aviva USA, CUNA Mutual Group and Nationwide Financial. Prior to Nationwide, Mr. Wiltse also served at Principal Financial Group and spent three years in the audit practice at KPMG. He is a certified public accountant (CPA-Inactive). About F&G F&G Annuities and Life, Inc. is committed to helping Americans turn their aspirations into reality. F&G is a leading provider of insurance solutions serving retail annuity and life customers and institutional clients and is headquartered in Des Moines, Iowa. For more information, please visit fglife.com. Forward-Looking Statements This press release contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. Some of the forward-looking statements can be identified by the use of terms such as “believes”, “expects”, “may”, “will”, “could”, “seeks”, “intends”, “plans”, “estimates”, “anticipates” or other comparable terms. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: general economic conditions and other factors, including prevailing interest and unemployment rate levels and stock and credit market performance; natural disasters, public health crises, international tensions and conflicts, geopolitical events, terrorist acts, labor strikes, political crisis, accidents and other events; concentration in certain states for distribution of our products; the impact of interest rate fluctuations; equity market volatility or disruption; the impact of credit risk of our counterparties; changes in our assumptions and estimates regarding amortization of our deferred acquisition costs, deferred sales inducements and value of business acquired balances; regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) underwriting of insurance products and regulation of the sale, underwriting and pricing of products and minimum capitalization and statutory reserve requirements for insurance companies, or the ability of our insurance subsidiaries to make cash distributions to us; and other factors discussed in “Risk Factors” and other sections of F&G's Form 10-K and other filings with the Securities and Exchange Commission (SEC).

SOURCE: F&G Annuities & Life, Inc. Contact: Lisa Foxworthy-Parker SVP of Investor & External Relations Investor.relations@fglife.com 515.330.3307